


MOLECULIN

Virtual Acute Myeloid Leukemia KOL Day






October 14, 2024





Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration (FDA) and their global counterparts. As such, all of our trials, including the MIRACLE trial, are subject to timely, future filings with and feedback, allowance, approvals, etc. from the FDA and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. Additionally, our ongoing need for financing, fueling our clinical trial and product development initiatives, securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Any reference related to cardiotoxicity or the lack thereof concerning Annamycin is based on our expert's opinion as detailed in our filings, from time to time, with the SEC. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin are preliminary and subject to change until a final Clinical Study Report is published.

Agenda

Opening and Introductions

Annamycin Overview

Anthracyclines: Powerful Treatment Tools

Annamycin: Potential to Revolutionize the AML Treatment Landscape

Annamycin: First Non-Cardiotoxic Anthracycline

MiRACLE: Phase 3 Pivotal Clinical Trial

MOLECULIN



Walter V. Klemp
CEO and Chairman



John Paul Waymack, MD
Senior Chief Medical Officer



Michael Andreeff, MD, PhD

Professor of Medicine, Department of Leukemia, Division of Cancer Medicine, The University of Texas MD Anderson Cancer Center

- Professor of Medicine, Department of Stem Cell Transplantation, Division of Cancer Medicine, The University of Texas MD Anderson Cancer Center
- Received uninterrupted NCI funding for over 30 years, serves as Principal Investigator of the P01 grant entitled "The Therapy of AML"
- Published 750 peer-reviewed publications, H-Index 153, 88,288 citations
- Developed Sorafenib for FLT3 mutant AML
- Developed BCL-2 inhibitor Venetoclax, which revolutionized AML therapy
- Developed combination of menin- and BCL-2 inhibition: response rates increased from 23% to >70%
- Member of Moleculin Science Advisory Board

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

Memorial Sloan Kettering Cancer Center

MOLECULIN



Dr. Giovanni Martinelli

Associate Professor; Department of Medical and Surgical Sciences, Bologna University

- Lead of the Clinical and Research Leukemia Program at Institute of Hematology "L. e A. Seragnoli" Bologna
- Specialized in general hematology and medical genetics and primarily cares for patients with lymphoma, multiple myeloma, and acute leukemia
- Research activities are focused on precision medicine and genetics, with the application of the latest Next Generation Sequencing (NGS) technologies
- Clinical investigator and principal investigator of more than 50 clinical protocols, the majority of which are of original design and not company-sponsored
- Editor-in-Chief and Reviewer for numerous journals, including Hematology Reports, Leukemia and the Lancet
- Author of over 800 publications in leading journals, with an H-index – an objective measure of an author's productivity and scientific impact – of 89

ALMA MATER STUDIORUM
UNIVERSITÀ DI BOLOGNA



Mohamad Cherry, MD

Medical Director of Hematology, Atlantic Health System

- Principal Investigator of multiple clinical trials, performing groundbreaking research in niche areas that include epigenetics and development of new therapeutics in relapsed and refractory blood cancers
- Clinical Associate Professor of Hematology/Oncology at University of Oklahoma Health Sciences Center's Stephenson Cancer Center
- Director of Hematology/Oncology fellowship program and Co-Chairs the Academy of Teaching Scholars Faculty Development, Education and Mentoring Committee
- Co-chair of the leukemia working group at the Sarah Cannon Research Institute Blood Cancer Consortium
- Two residencies - an internal medicine residency at Staten Island University Hospital and a laboratory medicine residency at the American University of Beirut Medical Center in Lebanon
- Fellowship in hematology/oncology from the University of Oklahoma Health Sciences Center's Stephenson Cancer Center
- Developed teaching materials and book chapters, and has lectured both nationally and internationally
- Clinical training at the Leukemia Department at MD Anderson

Atlantic Health System | OU Health Stephenson Cancer Center | SARAH CANNON Blood Cancer Network

MOLECULIN

Annamycin Overview



Walter V. Klemp
CEO and Chairman

The Annamycin Opportunity in AML

Annamycin in combination with Cytarabine (AnnAraC) has potential to fill unmet need in AML; **60%** CRc (**50%** CR) in 2nd line patients reported in latest Phase 1B/2 study (MB-106)

AnnAraC has the potential to more than double 2nd line AML Complete Remissions

All 84 Annamycin subjects (in multiple studies) continue to show no signs of cardiotoxicity during study; Lower toxicity profile than traditional intensive therapy

Annamycin is planning to begin a Phase 3 pivotal AML study in early 2025 with expectation of seeking accelerated approval pathway

Phase 3 Plan

Relatively small (n=~90), (Mid-2026) read on interim data

Primary endpoint aligned with Phase 2 experience

Strong Data[1]

Current data outperforms every asset approved in AML

Other drugs approved with less CR's than our current performance

Strong IP

Strong IP, patented through 2040+, in addition to ODD & FTD

1 – The trials referenced are active. Data are preliminary and subject to change.

Driving Towards Important Data Readouts and NDA Submission

PROGRAM	MILESTONE	ESTIMATED TIME OF ACHIEVEMENT
Annamycin AML	Begin contracting with MiRACLE trial sites	2H 2024
	First subject treated in MiRACLE trial	1Q 2025
	Recruitment Update (n=~45)	4Q 2025
	Data Readout (n=90) unblinded and Optimum Dose set for MiRACLE trial	**Mid 2026**
	Begin enrollment of 3rd line subjects in MiRACLE2	2H 2026
	Enrollment ends for 2nd line subjects	2027
	Final data for 2nd line subjects; NDA submission	2028

The Disconnect in The Annamycin Opportunity

- Market distracted by targeted therapies
- Anthracyclines haven't changed in 50 years, not on radar
- Nearly half of all cancers are treated with anthracyclines
- A safer and more effective anthracycline changes the game
- Fills an unmet need for more than half of AML patients
- Potential uses extend far beyond AML

Anthracyclines Used In:

Breast Cancers = 32%

AML Patients = 50%

Lymphomas = 70%

Childhood Cancers = 60%

Topic Round Table

Anthracyclines: Powerful Treatment Tools



Dr. Giovanni Martinelli



Michael Andreeff, MD, PhD



Mohamad Cherry, MD

Topic Q&A Session

Anthracyclines: Powerful Treatment Tools

Annamycin Data Review



John Paul Waymack, MD
Senior Chief Medical Officer

AML Clinical History

Phase 1: MB-104 MONOTHERAPY 100-120 mg/m²	Phase 1/2: MB-105 MONOTHERAPY 120-240 mg/m2	Phase 1/2: MB-106 COMBINATION THERAPY Annamycin + Cytarabine
• N = 7 • 17% CRi (at suboptimal dosing) • Dosing limited by FDA Lifetime Anthracycline Dose (LTMAD) • Trial location – US	• N = 20 • Median lines of prior therapy = 4 • Median age of 240 mg/m² (RPD2) cohort = 65 years • 80% ORR in 240mg/m² Cohort (N=5) • Trial location - Poland	• N = 22 all lines (0-6), N = 10 (2nd line) • All subjects (N=22) 41% CRc (ITT) • 2nd Line N=10, 60% CRc • Prior therapies range 0-10 • Median age all subjects = 69 • Trial location – Poland & Italy
	Key Findings	
• Well-tolerated in the study population • Limited to low doses • Morphologic leukemia free state was achieved in one subject in the 120 mg/m² cohort	• Positive correlation between response rate and dose	• "3+5" therapy • Durability: ~7 months and increasing • Early evidence of efficacy in patients with previous therapy failures
	Regulatory Significance	
• Demonstrated safe dosing within FDA-mandated limitations for anthracycline exposure	• Demonstrated safe dosing beyond FDA (and EMA) limitations for cumulative anthracycline exposure and early efficacy as single agent	• Addition of Cytarabine supported by compelling preclinical data showing improvement over Annamycin monotherapy

Source: Clinical study reports for MB-104 & MB-105. In MB-105 CRi = BMA <5%. MB-106 data are preliminary and subject to change.
"ITT" = Intent to treat.

MOLECULIN

MB-106 (Annamycin + Ara-C (AnnAraC); n=22)

Line of Therapy	All Lines (1st – 7th)	1st Line	2nd Line	2nd & 3rd Line Combined
Subjects Evaluable To Date	22	4	10	14
Subjects Evaluable Not Dosed Per Protocol	2	0	1	1
Median Age - Years (Range)	67.5 (19-78)	56.5 (19-69)	71 (53 - 78)	69.5 (53-78)
Complete Remission (CR)	8 (36%)	2 (50%)	5 (50%)	6 (43%)
Complete Remission Composite (CRc)	9 (41%)	2 (50%)	6 (60%)	7 (50%)
Partial Response (PR)	2	0	1	2
CRc Relapsed To Date	3	0	3	3
BMT To Date	2	0	1	2

Median CRc Durability = ~7 Months and Climbing

Notes: 1) Data from MB-106 are for intent to treat subjects who had efficacy determined (n=22); 2) Data from MB-106 are preliminary and subject to change; and 3) Relapses include 1 death due to pneumonia (unrelated to drug).

Durability, MRD, Prior Therapies


Days
100
200
300
400
500
Prior Therapy
MRD
1 CR
1 CR
1 CR
0 CR
1 CR
1 CR
2 CR
1 CRi
0 CR
~7 months median durability and climbing
78% MRD negative
7+3
VenAza
Other
Pos
Neg
= Durability of Remission
= Continuing
= Prior Lines of Therapy
1 Subject relapsed, likely due cessation of treatment due to infection, Continues with F/U
2 Subject died from pneumonia following infection

1) MB106 data is preliminary and subject to change until a Clinical Study Report is published. 2) MRD testing is not standard between sites.

MOLECULIN

Clinical History Supporting Activity in Leukemia

Trial	Callisto[1]	MB-105	MB-106[2]	Total of 3 Trials
Subjects at RP2D	8	5	22	Total of 35 R/R AML/ALL subjects treated at over 10 unique sites with 15 (43%) achieving CRc
R/R AML/ALL	ALL	AML	AML	
Prior Lines of Therapy (median)	1-5 (2)	2-8 (4)	0-5 (1)	
Regimen	Single Agent	Single Agent	Combination	
# of Sites	4 (US)	5 (EU)	7 (EU)	
Complete Remission Composite (CRc)	3 (38%)	3 (40%)	9 (41%)	

Notes: 1) Wetzler, et al, Phase I/II Trial of Nanomolecular Liposomal Annamycin in Adult Patients With Relapsed/Refractory Acute Lymphoblastic Leukemia, Clinical Lymphoma, Myeloma & Leukemia, Vol. 13, No. 4, 430-4, 2013; 2) Data from MB-106 are preliminary and subject to change; and 3) Relapses include 1 death due to pneumonia (unrelated to drug).

AnnAraC Should Increase 2nd Line AML CRs 2-Fold or More



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
~13% of 2L AML Patients Expected to Achieve CR
5.8%
2.3%
1.7%
2.4%
1.3%
50.0%
Gilteritinib (Xsopata) (FLT3)
Enasidenib (Idhifa)2 (IDH2)
Ivosidenib (Tibsovo) (IDH1)4
Olutasidenib (Rezlidhia) (IDH1)4
Gemtuzumab (Mylotarg)2 (CD33)
AnnAraC (Anna+AraC)3 (2nd Line)
CR5
Prevalence Weighted Benefit6 (CR rate x Eligibility)

MOLECULIN

Topic Round Table

Annamycin: Potential to Impact the AML Treatment Landscape



Dr. Giovanni Martinelli



Michael Andreeff, MD, PhD



Mohamad Cherry, MD

Topic Q&A Session

Annamycin: Potential to Impact the AML Treatment Landscape

Annamycin:
First Non-Cardiotoxic Anthracycline



John Paul Waymack, MD
Senior Chief Medical Officer

Annamycin: Overcoming Limitations of Current Anthracyclines



Annamycin
Epirubicin
Doxorubicin
Idarubicin

Unique new structure:

- Incorporates key structural elements of 3 different clinically used anthracyclines, plus
- The 3′-deamination and introduction of iodine at C-2

Result:

- Elimination of cardiotoxicity
- Overcomes MDR1 resistance mechanisms
- Increased potency
- Rapid cellular uptake
- **Improved tissue and organ distribution**
- **Active against leukemias resistant to:**
  - a) **Clinically use anthracyclines**
  - b) **Ara-C**
  - c) **Venetoclax**

MOLECULIN

Topic Round Table

Annamycin: First Non-Cardiotoxic Anthracycline



Dr. Giovanni Martinelli



Michael Andreeff, MD, PhD



Mohamad Cherry, MD

MOLECULIN

Topic Q&A Session

Annamycin:
First Non-Cardiotoxic Anthracycline

MiRACLE

Moleculin R/R AML AnnAraC Clinical Evaluation

Phase 3 pivotal clinical trial designed to seek accelerated new drug approval for Annamycin in the treatment of relapsed or refractory acute myeloid leukemia. Targeted to begin recruiting in the first quarter of 2025





John Paul Waymack, MD
Senior Chief Medical Officer

Adaptive Trial Design

MiRACLE
Moleculin R/R AML AnnAraC Clinical Evaluation



Part A
Adult R/R AML
2nd Line
n=90
randomize 1:1:1
Annamycin
190 mg/m² +
HiDAC
(n=30)
Annamycin
230 mg/m² +
HiDAC
(n=30)
Control Arm
HiDAC +
placebo
(n=30)
Unblinded
Data Readout
Establish
Optimum
Dose*
*Criteria:
Efficacy
Safety
Tolerability
Part B
Adult R/R AML
2nd Line
n=240
randomize 1:1
Annamycin Optimum
Dose + HiDAC
(n=150)
Pooling of Part A (30) and
Part B (120)
Control Arm
HiDAC + placebo
(n=150)
Pooling of Part A (30) and
Part B (120)

Primary Endpoint = CR rate at ~1 month
n subject to statistical review

MOLECULIN

The Bar for Approval is Low


Complete Remission (CR)
60%
50%
40%
30%
20%
10%
0%
HiDAC CR rates are well documented
17%
n=123
18%
n=157
36%
n=22
43%
n=14
50%
n=10
HiDAC 1 Mirros Trial
HiDAC 2 Classic I Trial
AnnAraC 3 All-Comers
AnnAraC 3 2nd + 3rd Line
AnnAraC 3 2nd Line

Annamycin NDA to be based on CR rate in 2nd line subjects at ~1 month

1 – Mirros Trial, 81% 2nd line patients, Konopleva et al, Blood Advances, 26 July 2022, Volume 6, Number 14; 2 – Classic I Trial, Faderl et al, J Clin Oncol, July 2012, Volume 30, Number 20; 3 – MB-106 trial, 50% CR rate for 2nd line patients (n=10), 43% CR rate for 2nd + 3rd line patients (n=14), and 36% CR rate for all-comers (1st through 7th line, n=22)

MOLECULIN

Topic Round Table

MiRACLE
Molecullin R/R AML AnnAraC Clinical Evaluation

Phase 3 Pivotal Clinical Trial in AML



Dr. Giovanni Martinelli



Michael Andreeff, MD, PhD



Mohamad Cherry, MD

MOLECULIN

Q&A Session

MiRACLE

Moleculin R/R AML AnnAraC Clinical Evaluation